                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             Tipperary Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                              TIPPERARY CORPORATION
                             633 SEVENTEENTH STREET
                                   SUITE 1550
                             DENVER, COLORADO 80202
================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 APRIL 23, 2002


TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Tipperary Corporation (the "Company"), a Texas corporation, will be held in the Parisienne Room on the 3rd Floor of the Hyatt Regency, 1750 Welton Street, Denver, Colorado, on Tuesday, April 23, 2002, at 10:00 a.m., MST, for the purpose of taking action on:

1. The election of seven (7) directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified;

2. The ratification of the reappointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent auditors;

3. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on March 6, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. These materials were first mailed to shareholders on or about April 2, 2002. The principal executive office and mailing address of the Company is set forth above.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Elaine R. Treece
                                         Corporate Secretary

Date:    March 26, 2002

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND PROMPTLY RETURN YOUR SIGNED PROXY IN THE POSTAGE-PAID ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON.

PAGE 2                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------


                              TIPPERARY CORPORATION

                                 PROXY STATEMENT

                              SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Tipperary Corporation in connection with the Annual Meeting of Shareholders to be held on Tuesday, April 23, 2002, ("Annual Meeting") in the Parisienne Room on the 3rd Floor of the Hyatt Regency, 1750 Welton Street, Denver, Colorado, at 10:00 a.m., MST.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy, which are first being mailed to the shareholders on or about April 2, 2002, will be borne by the Company. It is contemplated that solicitation of proxies will be primarily by mail, but may be supplemented with personal solicitation by the Company's officers, directors and other regular employees to whom no additional compensation will be paid.

                               REVOCATION OF PROXY

Any shareholder giving a proxy may revoke it at any time prior to its use by notifying the Company either in person or by written notice of the revocation. Each notice must specifically revoke the power to use and vote the proxy. Shareholder attendance at the Annual Meeting may revoke any proxy given by such shareholder. If no specification is made on the proxy, the shares will be voted in accordance with the recommendation of the Board of Directors, as stated herein, or at the discretion of the named proxy with regard to any other matter that may properly come before the Annual Meeting.

                          VOTING AT THE ANNUAL MEETING

The close of business on March 6, 2002, has been fixed by the Company's Board of Directors as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of that date, the Company had issued and outstanding 38,971,489 shares of Common Stock, par value $.02 per share.

The Company's Articles of Incorporation do not permit cumulative voting by shareholders. The Common Stock is the Company's only class of voting securities. Accordingly, each holder of Common Stock as of the record date will be entitled to cast one vote for each share of Common Stock held by him or her.

A quorum for the Annual Meeting will consist of attendance, either in person or by proxy, of a majority of outstanding shares of Common Stock. Of the votes cast at the Annual Meeting, a vote of the holders of a majority of the Common Stock present, either in person or by proxy, is required to elect each director nominee and to ratify the reappointment of PricewaterhouseCoopers as the Company's independent auditors.

PAGE 3                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 6, 2002, regarding the beneficial ownership of the voting securities of the Company by persons and entities known by the Company to beneficially own more than 5% of the outstanding Common Stock. Except as otherwise indicated, to the knowledge of the Company, each person or entity whose name appears below has sole voting and investment power over its respective shares of Common Stock.


===============================================================================================================================
                   Name and Address of                             Amount and Nature of              Percentage of Class
                     Beneficial Owner                              Beneficial Ownership
----------------------------------------------------------- ----------------------------------- -------------------------------
Slough Estates USA Inc. (1)
33 West Monroe Street                                                            25,738,844(2)                           63.3%
Chicago, Illinois  60603

----------------------------------------------------------- ----------------------------------- -------------------------------

Liberty Wanger Asset Management, L.P. (3)                                            1,996,712                            5.1%
Suite 3000
227 West Monroe Street
Chicago, Illinois  60606

----------------------------------------------------------- ----------------------------------- -------------------------------

(1)  Slough Estates USA Inc. ("Slough"), a Delaware corporation, is a wholly owned, U.S. subsidiary of Slough Trading Estate
     Limited ("STEL"), which is a wholly owned subsidiary of Slough Estates plc ("SEL"). The board of directors of SEL ultimately exercises voting and dispositive power with regard to the shares of the Company's Common Stock. SEL is a publicly held limited liability company. The principal office of both SEL and STEL is located at 234 Bath Road, Slough
     SL1 4EE, England.
-------------------------------------------------------------------------------------------------------------------------------

(2)  Includes 216,571 shares held as collateral for a loan due from the estate of a former director of the Company and
     1,700,000 shares covered by warrants, of which 500,000 shares are covered by warrants expiring on December 21, 2005 and exercisable at $3.00 per share and 1,200,000 shares are covered by warrants which expire December 23, 2009 and are exercisable at $2.00 per share.

-------------------------------------------------------------------------------------------------------------------------------

(3)  This information is based on Schedule 13G/A filed with the United States Securities and Exchange Commission on February
     13, 2002 by Liberty Wanger Asset Management, L.P. ("WAM"), WAM Acquisition GP, Inc., the general partner of WAM ("WAM GP")
     and Liberty Acorn Trust ("Acorn"). WAM is an Investment Adviser registered under Section 203 of the Investment Advisers
     Act of 1940; WAM GP is the General Partner of the Investment Adviser and Acorn is an Investment Company under Section 8 of the Investment Company Act. All shares are included in the shares beneficially owned by WAM and WAM GP with shared voting and dispositive power. Acorn claims beneficial ownership as to shared voting and dispositive power over 1,750,000 shares.

===============================================================================================================================


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2001, the Company issued Slough 10,810,810 shares of the Company's common stock for $20,000,000, or $1.85 per share, in connection with a shareholder rights offering. The Company used $17,500,000 of the proceeds from the rights offering to repay Slough all of the loans advanced for general corporate purposes. The remaining proceeds from the rights offering are being used for general corporate purposes.

Related party debt due Slough at December 31, 2001, included a note payable with a balance due of $2,425,000. The loans under this note were provided to the Company for the purchase of a drilling rig to be used in Australia. The rig has been leased to a drilling contractor in Queensland, Australia. Interest is due at a rate of 10% per annum. Principal payments are due monthly equal to the rents received from the lessee of the drilling rig. The unpaid principal balance on the loan, together with accrued and unpaid interest, is due and payable July 31, 2003.

PAGE 4                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 6, 2002, regarding shares of the Company's Common Stock beneficially owned by each nominee for director, each executive officer and executive officers and directors as a group. Except as otherwise indicated, to the knowledge of the Company, each person has sole voting and investment power over his or her respective shares of Common Stock.

===============================================================================================================================
                                 Name of Beneficial              Amount and Nature of
Title of Class                   Owner                           Beneficial Ownership            Percentage of Class(1)
-------------------------------------------------------------------------------------------------------------------------------
Common Stock                     David L. Bradshaw                      578,362  (2)                         1.5%
                                 Kenneth L. Ancell                      207,492  (3)                           *
                                 Eugene I. Davis                         65,000  (4)                           *
                                 Douglas Kramer                          40,000                                *
                                 Marshall D. Lees                        25,000  (5)                           *
                                 Charles T. Maxwell                      93,334  (6)                           *
                                 D. Leroy Sample                         21,245  (7)                           *
                                 Jeff T. Obourn                         255,815  (8)                           *
                                 Lisa S. Wilson                          81,138  (9)                           *
                                 Larry G. Sugano                         63,782  (10)                          *
                                 Roger C. Wiggin                         47,962  (11)                          *

                                 Executive officers and               1,479,130                              3.7
                                 directors as a group, 11 in
*less than 1%                    number
-------------------------------------------------------------------------------------------------------------------------------
(1)  Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
-------------------------------------------------------------------------------------------------------------------------------
(2)  Includes 540,234 shares issuable pursuant to options and warrants which are currently exercisable or exercisable within 60 days of March 6, 2002.
-------------------------------------------------------------------------------------------------------------------------------
(3)  Includes 198,334 shares issuable pursuant to warrants which are currently exercisable or exercisable within 60 days of
     March 6, 2002.
-------------------------------------------------------------------------------------------------------------------------------
(4)  Represents 65,000 shares issuable pursuant to warrants which are currently exercisable or exercisable within 60 days of
     March 6, 2002.
-------------------------------------------------------------------------------------------------------------------------------
(5)  Represents 25,000 shares issuable pursuant to a warrant which is currently exercisable or exercisable within 60 days of
     March 6, 2002.
-------------------------------------------------------------------------------------------------------------------------------
(6)  Includes 33,334 shares issuable pursuant to a warrant which is currently exercisable or exercisable within 60 days of
     March 6, 2002.
-------------------------------------------------------------------------------------------------------------------------------
(7)  Includes 16,667 shares issuable pursuant to a warrant which is currently exercisable or exercisable within 60 days of
     March 6, 2002.
-------------------------------------------------------------------------------------------------------------------------------
(8)  Includes 175,001 shares issuable pursuant to a warrant and options which are currently exercisable or exercisable within
     60 days of March 6, 2002.
-------------------------------------------------------------------------------------------------------------------------------
(9)  Includes 69,734 shares issuable pursuant to options which are currently exercisable or exercisable within 60 days of
     March 6, 2002.
-------------------------------------------------------------------------------------------------------------------------------
(10) Includes 60,000 shares issuable pursuant to options which are currently exercisable or exercisable within 60 days of
     March 6, 2002.
-------------------------------------------------------------------------------------------------------------------------------
(11) Includes 30,000 shares issuable pursuant to options which are currently exercisable or exercisable within 60 days of
     March 6, 2002.
===============================================================================================================================

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the fiscal year ended December 31, 2001 and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2001, as well as any written representation from a reporting person that no Form 5 is required, the Company is not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2001, other than Mr. Sample, who failed to timely file a Form 4 reporting an acquisition of common stock through the rights offering, and Slough, which to the Company's knowledge has failed to file any reports on transactions and holdings under Section 16(a) of the Exchange Act. Mr. Sample has subsequently filed the form with the

PAGE 5                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------

Securities and Exchange Commission and to the Company's knowledge, Slough has not conducted any transactions that would subject Slough to potential penalties under Section 16, commonly called "matching provisions."


                      COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors was aided by four standing committees during 2001. The Audit Committee assesses the Company's system of internal control and assists in considering the recommendations and performance of the Company's independent auditors; the Compensation Committee evaluates the performance and compensation of the Company's officers and employees; the Nominating Committee is responsible for consideration of nominations to the Board of Directors from shareholders of the Company; and the Executive Committee performs certain duties and responsibilities as delegated by the Board concerning the day-to-day operations of corporate business. Messrs. Davis (Chairman), Maxwell and Sample serve on the Audit Committee. The Nominating Committee is composed of Messrs. Bradshaw and Lees. Messrs. Kramer, Lees and Davis serve on the Compensation Committee and all Board members serve on the Executive Committee.

                             AUDIT COMMITTEE REPORT

The Audit Committee consists of three directors, each of whom meet the independence requirements of the American Stock Exchange ("AMEX"): Eugene I. Davis, who serves as Chairman, Charles T. Maxwell and D. Leroy Sample. This committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board of Directors has approved a charter adopted by the Audit Committee, a copy of which was included as an exhibit to last year's proxy statement. The Audit Committee met four times during 2001 to review the Company's financial reporting process and to approve the quarterly and annual financial statements.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the audit of the Company's financial statements.

The Audit Committee has obtained from the independent auditors a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and satisfied itself as to the auditors' independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee has also approved the reappointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

                  Eugene I. Davis, Chairman
                  Charles T. Maxwell
                  D. Leroy Sample

                        DIRECTORS MEETINGS AND ATTENDANCE

During the fiscal year ended December 31, 2001, there were three meetings of the Company's Board of Directors. All directors attended at least 75% of the meetings.

                            COMPENSATION OF DIRECTORS

Directors who are officers or employees of the Company are not compensated for serving as directors or for attending meetings. During the fiscal year ended December 31, 2001, the Company compensated its nonemployee, outside directors at the rate of $8,000 annually and $1,000 for each board meeting attended. Directors are not compensated for attendance at Board committee meetings.

PAGE 6                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------


                             EXECUTIVE COMPENSATION

The table below presents the compensation awarded to, earned by, or paid to the Company's President and Chief Executive Officer, its Executive Vice President - Corporate Development, its Senior Vice President , its Chief Financial Officer and Vice President - Engineering for the calendar years ended December 31, 2001 and 2000 and the fiscal year ended September 30, 1999. No other executive officer of the Company received total annual salary and bonus for each year in excess of $100,000.

===============================================================================================================================
                                                  SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Long-Term
                                                            Annual Compensation               Compensation
                                                  ----------------------------------------- -----------------

                                                                                                 Awards
                                                                                            -----------------
                                                                                               Securities
                                                                                               Underlying
                                                                            Other Annual       Options &         All Other
                                       Fiscal                                 Compen-           Warrants          Compen-
    Name and Principal Position         Year        Salary      Bonus        sation(1)          /SARs(2)         sation(3)
----------------------------------   ------------ ----------- ----------- ----------------- ----------------- -----------------
                                      Calendar
David L. Bradshaw,                      2001       $218,077   $        --        --                --              $4,558
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
                                      Calendar
President & Chief                       2000       $218,077    $50,000           --             100,000            $5,250
Executive Officer
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
                                       Fiscal
                                        1999       $181,731    $    --           --              50,000            $1,503
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
                                      Calendar
Kenneth L. Ancell                       2001       $192,115    $    --           --                --              $1,751
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
Executive Vice President -            Calendar
Corporate Development                   2000       $185,000    $40,000           --                --              $   --
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
                                      Calendar
Jeff T. Obourn                          2001       $144,808    $15,000           --              50,000            $3,394
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
Sr. Vice President                    Calendar
                                        2000       $129,808    $15,000           --                --              $3,079
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
                                       Fiscal
                                        1999       $124,615    $25,000           --              40,000            $1,348
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
                                      Calendar
Lisa S. Wilson                          2001       $112,538    $    --           --                --              $2,149
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
                                      Calendar
Chief Financial Officer                 2000       $107,865    $15,000           --              10,000            $2,457
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
                                       Fiscal
                                        1999       $103,077    $10,000           --              30,000            $1,062
                                     ------------ ----------- ----------- ----------------- ----------------- -----------------
                                      Calendar
Larry G. Sugano                         2001       $103,462    $10,000           --              15,000            $2,102
Vice President - Engineering
===============================================================================================================================

(1) In addition to amounts listed, the Company furnished other various benefits, the value of which are not reported in this column because the Company has concluded that the aggregate amount of these benefits is less than 10% of cash compensation paid.

(2) No SARs were granted to any of the named officers during the last three years.

(3) Represents the Company's matching contribution to the Section 401(k) Retirement Savings Plan.

PAGE 7                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------


The following table sets forth certain information with respect to stock warrants and options granted to the named executive officers during the fiscal year ended December 31, 2001:

============================================================================================================================
                                     WARRANT AND OPTION/SAR GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------

                                                     INDIVIDUAL GRANTS

----------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF         PERCENT OF TOTAL
                             SECURITIES         WARRANT/OPTIONS
                             UNDERLYING           GRANTED TO        EXERCISE OR
                          WARRANTS/OPTIONS       EMPLOYEES IN        BASE PRICE
         NAME                 GRANTED             FISCAL YEAR        ($/SHARE)                 EXPIRATION DATE
----------------------- --------------------- -------------------- --------------- -----------------------------------------
    Jeff T. Obourn             50,000                 66%              $3.75       2 years after termination of employment

----------------------- --------------------- -------------------- --------------- -----------------------------------------


   Larry G. Sugano             15,000                 20%              $3.75                   January 30, 2011

============================================================================================================================


The following table sets forth information with respect to stock warrants and option exercises during the fiscal year ended December 31, 2001, by the named executive officers and the value of such officer's unexercised stock options and warrants at December 31, 2001.

============================================================================================================================

                             AGGREGATED WARRANTS AND OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR-END WARRANTS AND OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------------------
                                                                                              VALUE OF UNEXERCISED IN-
                           SHARES                       NUMBER OF UNEXERCISED WARRANTS         THE-MONEY WARRANTS AND
                        ACQUIRED ON    VALUE REALIZED   AND OPTIONS/SARS HELD AT FISCAL             OPTIONS/SARS
NAME                      EXERCISE                                 YEAR END                      AT FISCAL YEAR END
---------------------- --------------- --------------- ---------------------------------- ----------------------------------
                                                         Exercisable      Unexercisable     Exercisable      Unexercisable
---------------------- --------------- --------------- ----------------- ---------------- ----------------- ----------------
David L. Bradshaw            --              --            540,234           16,666           $16,000           $2,000
---------------------- --------------- --------------- ----------------- ---------------- ----------------- ----------------

Kenneth L. Ancell            --              --            198,334           66,666           $16,000           $8,000
---------------------- --------------- --------------- ----------------- ---------------- ----------------- ----------------

Jeff T. Obourn               --              --            158,334           56,666            $1,600            $800
---------------------- --------------- --------------- ----------------- ---------------- ----------------- ----------------

Lisa S. Wilson               --              --             69,734           11,666            $1,200            $600
---------------------- --------------- --------------- ----------------- ---------------- ----------------- ----------------

Larry G. Sugano              --              --             55,000           15,000             $ --              $ --
============================================================================================================================

                              EMPLOYMENT AGREEMENTS

On September 18, 2001, the Company entered into a two-year employment agreement with David L. Bradshaw for the position of Chairman, President and Chief Executive Officer, providing for, among other things, minimum compensation at the rate of $210,000 per year. In addition, Mr. Bradshaw may receive bonuses at time and in amounts to be determined by the Company's Compensation Committee based upon corporate and individual performance. The agreement will renew automatically for additional two-year periods unless terminated under the terms of the agreement. The employment agreement provides that in the event Mr. Bradshaw's employment is terminated by the Company without cause, other than as a result of death or disability, Mr. Bradshaw will be entitled to any unpaid compensation and bonus, if any, accrued through the date of termination, which shall be one year after notice is given, plus compensation which accrues for one year following the termination date.

PAGE 8                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------

On October 17, 1999, the Company entered into a three-year employment agreement with Kenneth L. Ancell for the position of Executive Vice President - Corporate Development, providing for, among other things, minimum compensation at the rate of $185,000 per year. In addition, Mr. Ancell may receive a performance bonus equal to 20-25% of his basic compensation if he and the Company achieve such performance goals as may reasonably be set in the discretion of management of the Company. The employment agreement provides that in the event Mr. Ancell's employment is terminated by the Company without cause, other than as a result of death or disability, Mr. Ancell will be entitled to any unpaid compensation and bonus, if any, accrued through the date of termination, which requires 15 days notice, plus compensation which accrues for six months following the end of the employment term.

On January 17, 2002, the Company entered into a three-year employment agreement with Jeffrey T. Obourn for the position of Senior Vice President, providing for, among other things, minimum compensation at the rate of $150,000 per year. In addition, Mr. Obourn may receive bonuses at times and in amounts to be determined by the Company's Compensation Committee and upon approval of the Board of Directors based upon corporate and individual performance. The employment agreement provides that in the event Mr. Obourn's employment is terminated by the Company without cause, other than as a result of death or disability, Mr. Obourn will be entitled to any unpaid compensation and bonus, if any, accrued through the date of termination, which shall be one year after notice is given, plus compensation which accrues for one year following the termination date.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

The Company's By-Laws authorize the Board of Directors to be comprised of not less than three nor more than 15 members. The Company's Board of Directors has presently determined that the Board shall be comprised of seven members, but reserves the right to increase the number of directors if the need arises. The seven nominees listed below have been recommended by the Nominating Committee and approved by the full Board of Directors. Upon election, they shall constitute at that date the Company's entire Board of Directors.

It is intended that the enclosed proxy will be voted FOR the election of the seven nominees named below to the Company's Board of Directors, unless authority to so vote is withheld on the proxy. In the event any nominee is unable to serve as a director for any reason not currently known or contemplated, the person named as Proxy will have discretionary authority in that instance to vote the proxy for any substitute nominee that the Board of Directors may designate. Each nominee elected to serve as director will hold office until the next Annual Meeting or until his successor is elected and qualified.

The following sets forth information as of March 6, 2002, with respect to each nominee for director:

David L. Bradshaw, 47, has been a director of the Company since January 23, 1990, and became President and Chief Executive Officer of the Company on January 16, 1996. Mr. Bradshaw, a certified public accountant, began his employment with the Company in January 1986, and has held various positions with the Company, including Chief Financial Officer and Chief Operating Officer, prior to his current position. Prior to joining the Company, Mr. Bradshaw was an officer and owner in a privately held oil and gas company.

Kenneth L. Ancell, 59, was elected to the Board of Directors on July 11, 1996, and became Executive Vice President - Corporate Development of the Company on October 17, 1999. For 17 years before joining the Company as an employee, Mr. Ancell was a petroleum engineer and a principal in a Houston-based consulting engineering firm. Prior to forming this consulting firm, Mr. Ancell was employed as a petroleum engineer by various energy companies developing coalbed methane projects. He has served as a senior project advisor for the United Nations coalbed methane project in China, and was a Distinguished Lecturer on coalbed methane reserves for the Society of Petroleum Engineers. Mr. Ancell has expertise in oil and gas recovery processes and more than 20 years of coalbed methane experience.

Eugene I. Davis, 47, was elected to the Board of Directors on September 2, 1992, and had served as independent legal counsel to the Company from 1984 until 1992. In 1999, he became Chairman and Chief Executive Officer of PIRINATE Consulting Group, L.L.C., a privately held consulting firm specializing in crisis and turn-around management, merger and acquisition consulting, hostile and friendly takeovers, proxy contests and strategic planning advisory services for public and private business entities. Mr. Davis has been Chairman, Chief Executive Officer and President of RBX Industries, Inc. since August 2001, after having been appointed Chief Restructuring Officer in January 2001. RBX is a leading manufacturer of closed cell foam and custom mixed rubber compounds. From January 2000 through August 2001, Mr. Davis was Chairman and Chief Executive Officer of Murdock Communications Corp., a NASDAQ listed company. In November 1999, Mr. Davis became a director of PhoneTel

PAGE 9                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------

Technologies, Inc., a NASDAQ listed company. From May 1999 through June 2001, he was the Chief Executive Officer of SmarTalk Teleservices, Inc., which had filed a petition under Chapter 11 of the Federal Bankruptcy Code in March 1999. He was Chief Operating Officer of TotalTel USA Communications, Inc. in 1998. Both SmarTalk Teleservices, Inc. and TotalTel USA Communications, Inc. are NASDAQ listed companies. In addition, he is a director of Anchor Glass Container Corp., Coho Energy, Inc., Elder-Beerman Stores Corp., Eagle Geophysical, Inc., and a member of the Board of Advisors of PPM America Special Investment Funds.

Douglas Kramer, 65, was elected to the Board of Directors on August 19, 1996. Mr. Kramer is Chairman and Director of Draper and Kramer, Inc., a real estate and mortgage banking company headquartered in Chicago. He is also Director of Slough Estates plc, a London, England-based property company that beneficially owned approximately 63.3% of the Company's Common Stock as of March 6, 2002. He is also Chairman and Director of Slough Estates USA Inc., a wholly-owned subsidiary of Slough Estates plc.

Marshall D. Lees, 48, was elected to the Board of Directors on September 30, 1995. In 1987 Mr. Lees joined Slough Estates plc, a London, England-based property company that beneficially owned approximately 63.3% of the Company's Common Stock as of March 6, 2002. He is the Chief Executive Officer of Slough Estates North America, which includes Slough Estates USA Inc., and Slough Estates Canada Limited. He became an Executive Director of Slough Estates plc in 1998. He is also a Director of Charterhouse Group International, Inc.

Charles T. Maxwell, 70, has been a director of the Company since May 2000. Mr. Maxwell is senior energy analyst with Weeden & Co., Greenwich, Connecticut, a member firm of the New York Stock Exchange, serving institutional clients in the U.S. and abroad. He has also been a director of Lescarden, Inc. (OTC: LCAR), a biotechnology company, since April 1, 1997. Mr. Maxwell was formerly vice chairman and senior energy strategist at Cyrus J. Lawrence, Inc., then a member firm of the New York Stock Exchange, for 29 years, until his retirement in 1997.

D. Leroy Sample, 60, was elected to the Board of Directors on November 30, 2000. Mr. Sample was a business assurance partner in the international accounting firm of PricewaterhouseCoopers LLP in Chicago for 24 years until he retired in July 1999. He began his career with the firm in 1963. Mr. Sample is a certified public accountant.

                               EXECUTIVE OFFICERS

In addition to Messrs. Bradshaw and Ancell shown above, the following sets forth information with respect to the remainder of the Company's executive officers:

Jeff T. Obourn, 44, has been a Senior Vice President of the Company since January 16, 1996. He became employed as the Company's Vice President - Land on February 1, 1993. From 1987 to 1993, Mr. Obourn was President of Obourn Brothers, Inc., of Englewood, Colorado, an oil and gas land brokerage business.

Lisa S. Wilson, 43, has been Chief Financial Officer of the Company since March 1, 1998. Ms. Wilson joined the Company as tax manager in 1991. From 1985 to 1990, Ms. Wilson, a certified public accountant, was employed in public accounting, most recently as tax manager in the Dallas, Texas, office of Price Waterhouse.

Larry G. Sugano, 49, has held the position of Vice President - Engineering since January 24, 1995. Mr. Sugano joined the Company October 10, 1994 as Engineering Manager and was employed by Graham Royalty, Ltd., Denver, Colorado from 1984 to 1993.

Roger C. Wiggin, 42, became employed as the Company's Vice President - Exploration and Development on April 1, 1997. His title was recently changed to Vice President - Geology. From 1983 until joining the Company in 1997, Mr. Wiggin was employed by Mitchell Energy and Development Corporation, The Woodlands, Texas, as a geologist. Prior experience also includes a position with Chevron, USA, in Denver.

There are no family relationships between or among the executive officers and nominees to the Board of Directors of the Company. There are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

PAGE 10                                                    TIPPERARY CORPORATION
--------------------------------------------------------------------------------


                                   PROPOSAL 2
                       APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, subject to ratification by the shareholders at the Annual Meeting, has reappointed PricewaterhouseCoopers LLP as the Company's independent auditor. PricewaterhouseCoopers has been the Company's independent accounting firm since 1998. Price Waterhouse LLP served as the Company's independent auditor from 1971 through 1997. The Company has been advised that neither PricewaterhouseCoopers nor any member thereof has any direct financial interest or any material indirect interest in the Company.

During 2001, we paid the following fees to PricewaterhouseCoopers LLP:

     Audit Fees                            $   97,123
     Other fees
         Audit-related fees(1)                 95,000
         Tax consulting                         6,020
         Other consulting                      24,923
                                           ----------
     Total                                 $  223,066
                                           ==========

(1) Audit-related fees were for services rendered in connection with registration statements and consents.

SHAREHOLDERS ARE REQUESTED TO VOTE FOR THE RATIFICATION OF THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT AUDITORS.

Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they desire to do so. It is expected that such representatives will be available to respond to appropriate shareholder questions.

                                  ANNUAL REPORT

An Annual Report containing the Company's certified Consolidated Financial Statements as of December 31, 2001, accompanies this Proxy Statement. The following items from the Annual Report are incorporated herein by reference: (i) the audited consolidated balance sheets of the Company as of December 31, 2001 and 2000 and September 30, 2000; audited statements of operations, cash flows and stockholders equity for the year ended December 31, 2001, the three-month transition period ended December 31, 2000 and the fiscal years ended September 30, 2000 and 1999, and Notes to the Consolidated Financial Statements; and (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations. No other part of the Annual Report is or shall be deemed to be incorporated by reference into this Proxy Statement. No other part of such Annual Report is incorporated herein by reference and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO THE SECRETARY OF THE COMPANY AT 633 SEVENTEENTH STREET, SUITE 1550, DENVER, COLORADO 80202, OR THROUGH A LINK ON THE COMPANY'S WEBSITE AT WWW.TIPPERARYCORP.COM.

                              SHAREHOLDER PROPOSALS

Shareholders desiring to submit proposals for action at the Company's 2003 Annual Meeting of Shareholders, including nominations for the Board of Directors to be considered by the Company's Nominating Committee, must submit such proposals to the Company at its principal offices not later than February 15, 2003.

PAGE 11                                                    TIPPERARY CORPORATION
--------------------------------------------------------------------------------


                             DISCRETIONARY AUTHORITY

The Company's Board of Directors does not know of any other business to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, however, it is intended that the person named in the enclosed proxy will vote said proxy in accordance with his best judgment.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     Elaine R. Treece
                                     Corporate Secretary


Date:  March 26, 2002

                             TIPPERARY CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 23, 2002

    The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders ("Notice") of Tipperary Corporation ("the Company") to be held on April 23, 2002, and the Proxy Statement in connection therewith, each dated March 26, 2002, (b) appoints David L. Bradshaw, with the power to act alone or to appoint his substitute, as attorney and proxy to represent and vote, as designated below, all the shares of Common Stock, par value $0.02 per share, of the Company held of record by the undersigned on March 6, 2002, at such Annual Meeting and at any adjournment(s) thereof; and (c) revokes any proxy heretofore given.

    1. The election of seven (7) directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified
      Nominees:  David L. Bradshaw, Kenneth L. Ancell, Eugene I. Davis, Douglas
             Kramer, Marshall D. Lees, Charles T. Maxwell and D. Leroy Sample.

[ ]    FOR all nominees, except those                     [ ]    WITHHOLD AUTHORITY
       whose name(s) is (are) written                            to vote for all nominees.
       below.


--------------------------------------------------------------------------------

    2. The ratification of the reappointment of PricewaterhouseCoopers as the Company's independent auditors;

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

--------------------------------------------------------------------------------

    3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

                    (Continued, and to be signed, on page 2)

                          (Continued from other side)

    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, FOR PROPOSAL NO. 2, AND IN THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

    If your shares are registered in the name of a brokerage firm or bank, only your bank or broker can vote your stock and only after receiving your specific instruction.

    This proxy revokes all prior proxies.

                                    Dated:                                , 2002
                                            ---------------------------

                                    --------------------------------------------
                                    Signature(s):

                                    --------------------------------------------

                                    Important: please date this proxy and sign exactly as your name appears to the left.
                                    When signing as attorney, administrator, trustee or guardian, please give your full title as such. When stock is in the name of more than one person, each such person should sign the proxy.